UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2009

NET TALK.COM, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-53668	20-4830633
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1100 NW 163rd Drive, Suite 3, N. Miami Beach, Florida	33169
(Address of principal executive offices)	(Zip code)

(305) 621-1200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On September 25, 2009, the Registrant issued (a) its 12% Senior Secured Convertible Debenture having an aggregate original principal of $1,100,000 (the “Debenture”), and (b) its Series C Common Stock Purchase Warrants exercisable, in the aggregate, for 4,400,000 shares of Common Stock (the “Series C Warrant”). The Debenture and Series C Warrant are collectively referred to herein as the “Securities”   The total cash paid for the Securities was $1,080,000. THIS INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES.  THE SECURITES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

The principal of the Debenture is payable in one lump sum payment on September 25, 2011.  As so accrued, interest is due and payable quarterly, in arrears, in cash.  Payment of the Debenture is secured by a blanket lien encumbering the assets of the Registrant and its subsidiaries.

ITEM 3.02     SALE OF UNREGISTERED SECURITIES.

On September 25, 2009, the Registrant completed a private placement and issued (a) the Debenture, which is convertible into 4,400,000 shares of Common Stock, and (b) the Series C Warrant exercisable for 4,400,000 shares of Common Stock (the “Offering”).  The Debenture converts into Common Stock at a conversion price of twenty-five cents ($0.25) per share.  The Series C Warrant has an exercise price of fifty cents ($.50).  The total cash paid for the Securities was $1,080,000 in cash.

The issuance of the Securities were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.  Such securities were issued only to institutional and accredited investors. THIS INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES.  THE SECURITES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

Midtown Partners & Co., LLC (“Midtown Partners”), a FINRA registered broker dealer, acted as the lead placement agent for the Registrant in connection with the Offering.  Midtown Partners’ corporate office is located in Tampa, Florida.  Additional information about Midtown Partners can be found at http://www.midtownpartners.com

In connection with the offering of such securities, the broker-dealers were paid aggregate cash commissions equal to $70,000.  In addition, the broker-dealers received (a) a Common Stock Purchase Warrants entitling the broker-dealers to purchase 440,000 shares of the Registrant’s Common Stock at an exercise price of twenty-five cents ($.25) per share, and (b) a Common Stock Purchase Warrant entitling the broker dealers to purchase 440,000 shares of the Registrant’s Common Stock at an exercise price of fifty cents ($.50) per share.

The issuance of the above referenced warrants to the broker dealers was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.  Such securities were issued only to accredited  investors.

Item 9.01.     Financial Statements and Exhibits

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description

10.1	Securities Purchase Agreement dated September 25, 2009.

10.2	12% Senior Secured Convertible Debenture dated September 25, 2009.

10.3	Series C Common Stock Purchase Warrant No. C-6

10.4	Series BD Common Stock Purchase Warrant No. BD-10

10.5	Series BD Common Stock Purchase Warrant No. BD-11

10.6	Third Amendment to Security Agreement dated September 25, 2009

10.7	Registration Rights Agreement dated September 25, 2009

99.1	NETTALK.COM, INC. RAISES AN ADDITIONAL $1.1 MILLION; PROCEEDS FROM THE OFFERING TO BE USED FOR CONTINUING EXPANSION.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Net Talk.com, Inc.

By:	/s/ Anastasios Kyriakides
Name:	Anastasios Kyriakides
Title:	Chief Executive Officer
Date:	October 1, 2009